Summary of Significant Accounting Policies and Practices (Details) - Schedule of assets and liabilities disposed - Disposal [Member] $ in Thousands	Aug. 03, 2020 USD ($)
Summary of Significant Accounting Policies and Practices (Details) - Schedule of assets and liabilities disposed [Line Items]
Total Selling Price	$ 3,500
Net Assets (Liabilities) Disposed:
Total Assets	53,654
Total Liabilities	(50,217)
Net Assets (Liabilities) Acquired	3,437
Income from disposal of discontinued operations	$ 63